PHSB Financial Corporation       Contact: James P. Wetzel, Jr.
Beaver Falls, Pennsylvania                President and Chief  Executive Officer
                                          Richard E. Canonge
                                          Chief Financial Officer
                                          (724) 846-7300

                                          FOR IMMEDIATE RELEASE
                                          February 10, 2005


                           PHSB FINANCIAL CORPORATION
                  ANNOUNCES DECEMBER 31, 2004 OPERATING RESULTS

Beaver Falls, Pennsylvania (Nasdaq National Market - "PHSB") PHSB Financial Corporation (the "Company"), announced today operating results for the year ended December 31, 2004. Net income for the year ended December 31, 2004 was $2,485,000, or $.92 basic and $.88 diluted earnings per share, compared to $2,723,000 or $1.01 basic and $.98 diluted earnings per share, for the year ended December 31, 2003. Net interest income decreased by $235,000 or 2.7%. The provision for loan losses decreased by $230,000 or 37.1%. This decrease was due to a decrease in loans coupled with a decrease in non-performing loans. Noninterest income increased by $497,000 or 18.4%. This increase was primarily due to an increase in gains on sales of securities of $556,000 or 34.6%. Noninterest expense increased by $567,000 or 7.7%. This increase was primarily due to merger related expenses.

         Total assets at December 31, 2004 of $331.4 million represented a decrease of $8.6 million or 2.5% from December 31, 2003. This decrease was primarily due to a decrease in loans of $8.0 million.

         The Company's wholly owned subsidiary, Peoples Home Savings Bank, operates through its administrative office and ten full service offices in Beaver and Lawrence Counties, Pennsylvania.

         We are also pleased to announce that our pending merger with ESB Financial Corporation has been approved by all required regulatory agencies and the stockholders of ESBF and PHSB. The upcoming merger is tentatively scheduled to close on Friday, February 11, 2005. We are very excited about the opportunities and increased market exposure that this merger will bring to the Company"

         Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time.

                           PHSB FINANCIAL CORPORATION
                     CONSOLIDATED BALANCE SHEET (UNAUDITED)

                                                              December 31,     December 31,
                                                                   2004             2003
                                                             -------------    -------------
ASSETS
Cash and amounts due from other institutions                 $   7,802,377    $   6,795,068
Interest-bearing deposits with other institutions                9,331,221          753,727
                                                             -------------    -------------
Cash and cash equivalents                                       17,133,598        7,548,795
Investment securities:
       Available for sale                                        9,541,480       28,718,832
       Held to maturity (market value $ 5,162,032
          and $8,203,053)                                        5,040,102        7,952,211
Mortgage - backed securities:
       Available for sale                                      109,480,015       75,910,915
       Held to maturity (market value $ 32,318,072
          and $56,194,217)                                      32,633,451       55,843,363
Loans (net of allowance for loan losses of $1,453,751
       and $1,647,886)                                         145,619,102      153,584,123
Accrued interest receivable                                      1,593,924        1,573,295
Premises and equipment                                           3,884,098        4,227,498
Federal Home Loan Bank stock                                     3,543,800        3,606,600
Other assets                                                     2,886,292        1,003,979
                                                             -------------    -------------

             TOTAL ASSETS                                    $ 331,355,862    $ 339,969,611
                                                             =============    =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                     $ 229,651,252    $ 231,519,432
Advances from Federal Home Loan Bank                            52,630,000       58,880,000
Accrued interest payable and other liabilities                   2,469,756        2,920,291
                                                             -------------    -------------

             Total liabilities                                 284,751,008      293,319,723
                                                             -------------    -------------

Preferred stock, 20,000,000 shares authorized, none issued               -                -
Common stock, $.10 par value 80,000,000 shares authorized,
   3,519,711 shares issued                                         351,971          351,971
Additional paid in capital                                      33,194,283       32,750,510
Retained earnings - substantially restricted                    24,171,925       23,857,117
Accumulated other comprehensive income                            (336,668)       1,540,849
Unallocated ESOP shares (166,907 and 190,751 shares)            (1,770,263)      (2,023,187)
Unallocated RSP shares (17,160 and 33,440 shares)                 (266,152)        (518,654)
Treasury stock, at cost ( 575,634 and 616,358 shares)           (8,740,242)      (9,308,718)
                                                             -------------    -------------

             Total stockholders' equity                         46,604,854       46,649,888
                                                             -------------    -------------

             TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 331,355,862    $ 339,969,611
                                                             =============    =============

                                                              December 31,     December 31,
                                                                   2004             2003
                                                             -------------    -------------
       Other Financial Condition Data:
             Stockholders' equity to total assets                    14.06%           13.72%
             Book value per share                             $      15.83    $       16.07
             Non-performing assets                            $    351,212    $     401,874
             Non-performing loans to total loans                      0.24%            0.26%

                           PHSB FINANCIAL CORPORATION
                  CONSOLIDATED STATEMENT OF INCOME (UNAUDITED)


                                                         Three Months Ended December 31,  Year Ended December 31,
                                                               2004           2003          2004           2003
                                                           -----------    -----------    -----------    -----------
INTEREST AND DIVIDEND INCOME
     Loans:
         Taxable                                           $ 2,034,374    $ 2,306,541    $ 8,349,685    $ 9,788,932
         Exempt from federal income tax                        255,422        231,791        933,955      1,046,888
     Investment securities:
         Taxable                                               161,910        204,414        832,367        861,030
         Exempt from federal income tax                         22,514         94,944        187,225        561,851
     Mortgage - backed securities                            1,564,565      1,398,260      5,906,104      5,278,467
     Interest - bearing deposits with other institutions        21,946         11,802         64,264         47,892
                                                           -----------    -----------    -----------    -----------
              Total interest and dividend income             4,060,731      4,247,752     16,273,600     17,585,060
                                                           -----------    -----------    -----------    -----------

INTEREST EXPENSE
     Deposits                                                1,179,825      1,308,894      4,817,737      5,793,852
     Advances from Federal Home Loan Bank                      698,202        751,400      2,848,774      2,949,286
                                                           -----------    -----------    -----------    -----------
              Total interest expense                         1,878,027      2,060,294      7,666,511      8,743,138
                                                           -----------    -----------    -----------    -----------

              Net interest income                            2,182,704      2,187,458      8,607,089      8,841,922

PROVISION FOR LOAN LOSSES                                       90,000        120,000        390,000        620,000
                                                           -----------    -----------    -----------    -----------

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES          2,092,704      2,067,458      8,217,089      8,221,922
                                                           -----------    -----------    -----------    -----------

NONINTEREST INCOME
     Service charges on deposit accounts                       192,521        188,053        756,543        717,957
     Investment securities gains, net                          389,437        594,611      2,161,084      1,605,389
     Rental income, net                                         10,570         25,650         67,960        103,050
     Other income                                               63,098         71,297        217,983        280,978
                                                           -----------    -----------    -----------    -----------
              Total noninterest income                         655,626        879,611      3,203,570      2,707,374
                                                           -----------    -----------    -----------    -----------

NONINTEREST EXPENSE
     Compensation and employee benefits                      1,104,372      1,107,991      4,359,455      4,263,367
     Occupancy and equipment costs                             292,877        277,264      1,245,934      1,247,362
     Data processing costs                                      64,269         50,711        202,720        195,428
     Other expenses                                            785,908        386,106      2,081,739      1,617,073
                                                           -----------    -----------    -----------    -----------
              Total noninterest expense                      2,247,426      1,822,072      7,889,848      7,323,230
                                                           -----------    -----------    -----------    -----------

Income before income taxes                                     500,904      1,124,997      3,530,811      3,606,066
Income taxes                                                   221,777        307,268      1,045,322        883,211
                                                           -----------    -----------    -----------    -----------

              NET INCOME                                   $   279,127    $   817,729    $ 2,485,489    $ 2,722,855
                                                           ===========    ===========    ===========    ===========

Earnings Per Share
     Basic                                                 $      0.10    $      0.31    $      0.92    $      1.01
     Diluted                                               $      0.10    $      0.29    $      0.88    $      0.98

Weighted average number of shares outstanding
     Basic                                                   2,717,563      2,674,790      2,698,927      2,691,995
     Diluted                                                 2,864,525      2,778,993      2,828,966      2,783,124

Financial ratios (annualized)
     Return on average assets                                     0.33%          0.96%          0.73%          0.80%
     Return on average equity                                     2.43%          7.04%          5.39%          5.78%
     Net interest margin                                          2.83%          2.77%          2.64%          2.70%
